Investor Presentation December 2017 Pilgrim’s Pride Corporation (NASDAQ: PPC)

Cautionary Notes and Forward-Looking Statements square6 Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). square6 Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations. square6 This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. 1

Shared on XX/XX/XX Our Vision to be the BEST Through Operational Excellence & Acquisitions Closing GAPS Expanding TARGET U.S. Focus

Highlights of Our Business Largest poultry company in the world with a unique portfolio and geographic diversification Combination with Moy Park creates a stronger, more diverse and safer global leader Balanced portfolio of fresh, prepared and value-added chicken products Broad, differentiated products to meet retail and foodservice customer demand growth Growing operation in Mexico – Acquisitions and Greenfields Operational focus on mix and efficiencies creating competitive advantage Continuous operational improvement – both mix and cost SG&A benchmark in the industry Zero-Based Budgeting resulting in accountability and disciplined management Chicken is the fastest growing protein both in U.S. and abroad Poultry industry in balance with demand Affordable and convenient product to consumers Supply growing in-line with Demand Favorable supply of key input (feed) Management team with proven track record Pilgrim’s has a history of successfully identifying and rapidly realizing synergy opportunities Disciplined capital allocation and focus on profits and cash flows 4

Our Vision and Strategy 5

Industry Trends Remain Positive Chicken is the fastest growing protein both in U.S. and abroad Poultry industry in balance with demand Increase in production to meet demand and inventories at adequate levels Poultry industry close to operational capacity Increased demand for chicken across both foodservice and retail Demand across entire spectrum of products including large bird and small bird segments Growth in differentiated categories such as Organic and NAE Pricing for beef and pork continues to provide favorable value proposition for chicken despite higher availability Record corn and soybean crop have created a global surplus, reducing the cost of inputs Rising corn crops in the U.S. and world-wide have pushed global stocks to over 200 million tons Record crops in major growing regions contributing to record global stocks for oilseeds, continuing to drive pricing lower despite some volatility Export market adapted to global AI scenario Most markets have re-opened and government adopting regionalization policy Poultry continues to be the fast growing protein in the world and South/North America are the most competitive producers 6

U.S. Per Capita Chicken Consumption Continues to Rise 7 Annual Pounds-Per-Person Chicken Consumption: 1960 to 2017 Projected Source: USDA Last updated August 2017 square4 Due to growth in retail and foodservice square4 Millennials, Gen Z AND people (40-69) are consuming more chicken than consumers of the same age range 30 years ago square4 Chicken preferred for health/sustainable attributes - 10 20 30 40 50 60 70 80 90 100 1960 1969 1974 1979 1984 1989 1994 1999 2004 2009 2014 91.3 57.9 17.0 15.5 50.9

A U.S. Market Share Leader in Ready-to-Cook Pounds NEARLY CHICKENS IN THE U.S. COMES FROM ___________________________ Source: Watt Poultry USA March 2017, PPC. 8

# Geographic and Business Diversification in U.S.


LOCATIONS

8+ LBS
**LARGE**

6–7 LBS
**RETAIL**

4–5 LBS
**SMALL**

## BUSINESS UNITS

CASE READY
SMALL BRID
BIG BIRD/COMMERCIAL
PREPARED FOODS
FRESH FOODSERVICE
PROTEIN CONVERSION
GNP

**26** FEED MILLS

**31** PROCESSING PLANTS
- 4 PROTEIN CONVERSION
- 4 PET FOOD

**33** HATCHERIES

**~32K** TEAM MEMBERS

**~33M** BIRDS PER WEEK

**9+B** LBS PER YEAR

Pilgrim's All about great taste. 9

Broad Portfolio With Commodity Upside and Market Downside Protection circle5 8+ Lbs. Live Weight circle5 Commodity Price Correlation circle5 Foodservice/Industrial circle5 6 Lbs. Live Weight circle5 Program Pricing circle5 Retail/Consumer Brands circle5 4 Lbs. Live Weight circle5 Contract Pricing circle5 Foodservice/Deli circle5 Partially Fried/Fully Cooked circle5 List Pricing circle5 Foodservice/Retail/Deli 10

Delivering Higher Order Attributes to Meet Growing Consumer Needs Grew 11% and 14% in dollars and volume vs. conventional at -4% and 1.9%, respectively 2nd highest sales growth claim (28.7%), after organic (44%) 76% of retailers report success with converting shoppers 61% of consumers willing to pay 5 cents/lb. more, 37% $1/lb. more Organic Claims #1 CAGR over Past 5 Years (Compounded Annual Growth Rate) >30% CAGR $ Growth 23% CAGR Volume Growth 92.6% of consumers find it very important to purchase humanely raised meats American Humane Certified has highest brand awareness of certifiers; almost 50% perceive it to be the best On average, consumers willing to pay 5.7% more for meats products that are humane certified; Millennials 6.5% more ___________________________ Source: 2016 and 2017 Power of Meat, 2012 and 2016,Consumer Reports Surveys, 2016 National Chicken Council U.S. Chicken Consumption Report, MeatingPlace; 2014 Humane Heartland Farm Animal Welfare Survey, American Humane Association, November 2014; 2016 Animal Welfare Research/Qualtrics. 11

# Diverse Channel Mix Drives Value to Key Customers; Addresses Multiple Consumer Needs



FOODSERVICE

50%



- Cut-up Parts
- Boneless Skinless
- Wings
- Whole Chickens



- Par-fried, Breaded
  - Breasts/Other Boneless
  - Wings/Other Bone-In



- Fully Cooked
  - Breaded
  - Glazed
  - Roasted



- Fully Cooked
  - Pulled & Diced Strips
  - Fajita Strips
  - Chicken Salads


I want
VALUE, HEALTH
& CONVENIENCE

RETAIL & DELI

50%


BARE
chicken tenders

- Whole Chicken
- Cut-up Parts
- Boneless Skinless
- Raw Value-Added



- Individually Frozen & Fresh
  - Boneless Skinless Breasts, Tenders, Thighs
  - Bone-in Parts
  - Burgers


CHICKEN
MEATBALLS

- Fully Cooked Frozen
  - Breaded, Glazed & Roasted
  - Par-fried Breaded
  - Sausages & Meatballs


BARE

- Rotisserie Chickens
- 8-piece Cut-up
- Breaded, Roasted & Glazed
- Patties

MORE ← PREP TIME, WORK, LABOR → LESS

Pilgrim's All about great taste.

12

Our Brands and Production Mix B R A N D S M I X * * YE2016, U.S. only circle5 Recent acquisitions expand our ability to deliver against underserved consumers, surprise and delight circle5 Brands can gain share via differentiation, especially against Millennials 13

Our KEY Customer Strategy Drives Growth and Loyalty 2011 2012 2013 2014 2015 2016 2017 14

https://www.cnbc.com/2017/01/30/online-grocery-sales-set-surge-grabbing-20-percent-of-market-by-2025.html https://www.cnbc.com/2017/06/21/dont-worry-wal-mart-amazon-buying-whole-foods-is-just-a-drop-in-the-bucket.html On-Line/Digital Grocery Also Growing in Alternative Channels

Our Methods to Achieve Operational Excellence • Called “ZBB” • ALL expenses justified for each new period • Starts from a ZERO base • Built around what’s NEEDED • Analyzes EVERY function • Optimizes COSTS not just revenue COST/EFFICIENCY IMPROVEMENT FEWER POSITIONS DUE TO PERFECT STAFFING 17

Creating Efficiencies in the Operation 2011 2012 2013 2014 2015 2016 +1.5% +0.9% +1.5% +0.8% +0.3% 2011 2012 2013 2014 2015 2016 -1.2c/lb. -0.4c/lb. -0.8c/lb. -1.4c/lb. +0.4c/lb. Yield Plant Cost $250 $125 $200 $180 $24 $174 2012 2013 2014 2015 2016 2017 Target Operational Improvement ($ in millions) circle5 >$1.0bn cumulative operational improvements ’11-’16 circle5 2016 impacted by portfolio mix changes circle5 $174mm targeted for 2017 circle5 Commitment at every level; using ZBB 15

Reducing Costs and Increasing Agility $0 $50 $100 $150 $200 $250 $300 $350 $400 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Reduced, Sustainable SG&A Levels 2.5%-3.0% 4.7% ($ in millions) circle5 De-layering: Closer to customers circle5 Shared Service Center with JBS circle5 Zero-Based Budget circle5 Strategic Marketing 16

Growing in US and Integrating the Gold’n Plump Business Expanded Geography Differentiated Brands circle5 Vertically Integrated, State-of-the-Art circle5 Operationally Excellent & Flexible circle5 2 Primary Processing Plants circle5 2 Hatcheries, 2 Feed Mills circle5 Fresh and Frozen circle5 Multiple Channels circle5 Medium-size Bird for Retail Tray Pack circle5 Small-Bird Strategy for Deli & Foodservice 18 Up 600Bps Exceeding Expected Synergies of $30MM

Growing in Mexico Through Acquisition and Greenfields Geographic Diversity Product Diversity Growth Opportunity circle5 Strong player in central and north regions circle5 Demand growth for chicken circle5 New complex in Veracruz – starting with 100K live birds/week growing to 500K in 2 years circle5 Diversified product mix from commodity to prepared branded products, including premium Pilgrim’s brand circle5 Acquisition in Mexico at end of Q2 2015: square5 Initial estimate of $30mm of synergies square5 Actual synergies of $50mm and the acquired asset is performing at the same level as the legacy square5 Cross-learning and benchmarking benefiting both new and legacy asset results 19

Opening New Platforms for Growth – Moy Park Increases Diversification circle5 Provides further geographic diversification with exposure to the European market circle5 Platform for growth in Europe and its export destinations Improves Earnings Stability circle5 Attractive structural market dynamics in European fresh poultry circle5 Mitigated commodity exposure as a portion of sales are on long-term relationships Strong Value-Add Portfolio circle5 Expansion of prepared foods portfolio with addition of high value-added capabilities Sharing of Innovation and Best Practices circle5 Access to a portfolio of innovative products and leading new product development platform circle5 Share best practices, operational excellence and management expertise Value Creation circle5 Significant synergy opportunities checkbld checkbld checkbld checkbld checkbld 20

Moy Park – A Leading Prepared Foods Platform circle5 Top 15 UK food company providing fresh, prepared, value- added and locally farmed poultry and complementary convenience food products for more than 70 years circle5 Highly regarded and innovative manufacturer of convenience food products square4 Prepared foods represent approximately 50% of revenue circle5 Best-in-class and fully vertically integrated market-leading platform square4 13 plants in the UK, Ireland, France and the Netherlands square4 5.7mm birds processed per week (approximately 30%(1) of UK production) square4 More than 12,000 team members circle5 Stability in margin structure supported by prepared foods business model and long-term partnerships with customers circle5 75% of revenues generated in the UK & Ireland; 25% in Continental Europe circle5 Supplies major UK supermarkets and major European Quickservice Restaurant Operators ___________________________ 1. Poultry volume produced based on DEFRA calculations using egg placings and average mortality rates. Fresh Processing UK Added-Value Processing EU Added-Value Processing Grandparent Breeding Grounds Legend 21

Significant Synergy and Growth Opportunities Pilgrim’s has a history of successfully identifying and rapidly realizing synergy opportunities checkbld Synergies realized in Mexico post- integration exceeded original target and the acquired asset is performing at the same level as the legacy checkbld Synergies identified at GNP already exceed the initial target PROVEN HISTORY OF EFFICIENT INTEGRATION UNIQUE OPPORTUNITY OF INNOVATION AND EFFICIENCY OPERATIONAL EXCELLENCE circle5 Production efficiencies circle5 Zero Based Budgeting circle5 Product portfolio optimization circle5 Long expertise in Organic and sustainable production UNIQUE RESULT- ORIENTED CULTURE SOURCING circle5 Optimization of sourcing and production circle5 Live cost improvements circle5 Yield improvements circle5 Global management of feed sourcing VALUE CHAIN EFFICIENCY SG&A circle5 Leverage marketing and sales infrastructure on export markets circle5 Accelerate Innovation for Key customers circle5 IT system integration FOCUS ON KEY CUSTOMERS AND DISCIPLINE 22

Financial Overview

Our Vision – Total Shareholder Return Growth ___________________________ Note: Peer Group includes Hormel Foods Corp, Sanderson Farms Inc. and Tyson Foods Inc. 1. $100 invested on 12/30/12 in stock or 12/31/12 in index, including reinvestment of dividends. Indexes calculated on month-end basis. 23 $683 $340

$1,226 $1,565 $1,632 $1,627 $1,556 $1,396 $1,574 $3,544 2010 2011 2012 2013 2014 2015 2016 2017 LTM PF International (Export + Mexico + Europe) $5,656 $5,971 $6,336 $6,784 $7,027 $6,784 $6,358 $6,853 2010 2011 2012 2013 2014 2015 2016 2017 LTM PF U.S. Domestic Progress Report – Growth ___________________________ Note: 2012 sales adjusted to 52 weeks, figures may be off due to rounding. 1. Comprised of $8,460mm from Pilgrim’s Pride, which is pro forma for a full year of GNP sales, and $1,937mm (£1,527mm) from Moy Park. …BOTH in the U.S. and Abroad6 Years of Significant Growth … ($ in millions) (1) $6,882 $7,536 $7,968 $8,411 $8,583 $8,180 $7,931 $10,396 2010 2011 2012 2013 2014 2015 2016 2017 LTM PF Total Sales 51% 21% ($ in millions) 189% (1) (1) 24

Progress Report – Results ___________________________ Note: 2012 Lbs. adjusted to 52 weeks as fiscal 2012 contained 53 weeks. Adjustment was to reduce lbs. by 1/53rd. … and ProfitabilityGrowth Volume … (MM lbs.) Adj. EBITDA % Margin 7.0% (2.0%) 5.0% 9.6% 15.8% 14.8% 11.3% 13.0% 2010 2011 2012 2013 2014 2015 2016 2017 LTM PF Volume 35% $482 ($147) $398 $810 $1,352 $1,214 $899 $1,354 2010 2011 2012 2013 2014 2015 2016 2017 LTM PF Adj. EBITDA 181% ($ in millions) 25

136 90 115 171 176 272 213 2011 2012 2013 2014 2015 2016 YTD Progress Report – Capital Spending circle5 Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects. $1B invested in the last 6 years circle5 New strategic projects will support key customers growth and de-emphasize our exposure to commodity markets by bringing more differentiated portfolio. Capex ($mm) circle5 Controlled Atmosphere Gas Stunning circle5 Automated White Meat Deboning circle5 Automated Dark Meat Deboning circle5 Higher Order Attributes Leading U.S. Certified Organic Chicken Supplier 26

Third Quarter 2017 Financial Results circle5 Strength across all US business units, GNP operations significantly improved, MX results above expectations. circle5 SG&A higher due to addition of GNP and Moy Park, investments in brands in USA and Mexico, and $19MM non- recurring acquisition/restructuring. circle5 Adjusted Q3-17 EBITDA well above Q3-16 and was among the top quarterly performance in the U.S. Main Indicators ($M)** Q3-17 Q3-16 Net Revenue 2,793.9 2,495.3 Gross Profit 478.6 253.1 SG&A 106.4 76.3 Operating Income 372.2 176.8 Net Interest 22.5 18.9 Net Income 232.7 98.7 Earnings Per Share (EPS) 0.93 0.39 Adjusted EBITDA* 463.6 237.4 Adjusted EBITDA Margin* 16.6% 9.5% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP. ** Consolidated results include full-quarter of Moy Park, in accordance to U.S. GAAP. In $M U.S. EU MX Net Revenue 1,938.5 514.3 341.0 Adjusted Operating Income* 322.0 21.3 45.7 Adjusted Operating Income Margin* 16.6% 4.1% 13.4% 27

Appendix

Historical Chicken Prices 31 Source: USDA-WASDE. Source: USDA-WASDE Chicken Cutout Retail Chicken Compared to Beef and Pork

Source: PPC. “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (i) income (loss) attributable to non-controlling interests, (ii) restructuring charges, (iii) reorganization items, (iv) losses on early extinguishment of debt and (v) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Thirteen Weeks Ended Thirty-Nine Weeks Ended September 24, 2017 September 25, 2016 September 24, 2017 September 25, 2016 (In thousands) Net income $ 238,313 $ 101,965 $ 584,242 $ 394,685 Add: Interest expense, net 22,508 18,866 62,715 56,480 Income tax expense 113,396 53,819 278,046 202,979 Depreciation and amortization 71,763 58,718 204,625 174,128 Minus: Amortization of capitalized financing costs 1,181 970 3,129 2,859 EBITDA 444,799 232,398 1,126,499 825,413 Add: Foreign currency transaction loss (gains) (888) 4,569 (2,500) (1,769) Acquisition charges 15,039 — 15,039 — Restructuring charges 4,147 279 8,496 279 Minus: Net income (loss) attributable to noncontrolling interest (460) (130) 514 (334) Adjusted EBITDA $ 463,557 $ 237,376 $ 1,147,020 $ 824,257 EBITDA Reconciliation 28

# EBITDA Margin Reconciliation

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by Net Revenue for the applicable period.

**PILGRIM'S PRIDE CORPORATION**
**Reconciliation of EBITDA Margin**

| (Unaudited) | Thirteen Weeks Ended | | Thirty-Nine Weeks Ended | | Thirteen Weeks Ended | | Thirty-Nine Weeks Ended | |
|---|---|---|---|---|---|---|---|---|
| | September 24, 2017 | September 25, 2016 | September 24, 2017 | September 25, 2016 | September 24, 2017 | September 25, 2016 | September 24, 2017 | September 25, 2016 |
| | (In thousands) | | | | | | | |
| Net income from continuing operations | $ 238,313 | $ 101,965 | $ 584,242 | $ 394,685 | 8.53 % | 4.09 % | 7.28 % | 5.26 % |
| Add: | | | | | | | | |
| Interest expense, net | 22,508 | 18,866 | 62,715 | 56,480 | 0.81 % | 0.76 % | 0.78 % | 0.75 % |
| Income tax expense | 113,396 | 53,819 | 278,046 | 202,979 | 4.06 % | 2.16 % | 3.46 % | 2.70 % |
| Depreciation and amortization | 71,763 | 58,718 | 204,625 | 174,128 | 2.57 % | 2.35 % | 2.55 % | 2.32 % |
| Minus: | | | | | | | | |
| Amortization of capitalized financing costs | 1,181 | 970 | 3,129 | 2,859 | 0.04 % | 0.04 % | 0.04 % | 0.04 % |
| EBITDA | 444,799 | 232,398 | 1,126,499 | 825,413 | 15.92 % | 9.32 % | 14.03 % | 10.99 % |
| Add: | | | | | | | | |
| Foreign currency transaction gains | (888) | 4,569 | (2,500) | (1,769) | (0.03)% | 0.18 % | (0.03)% | (0.02)% |
| Acquisition charges | 15,039 | — | 15,039 | — | 0.54 % | — % | 0.19 % | — % |
| Restructuring charges | 4,147 | 279 | 8,496 | 279 | 0.15 % | 0.01 % | 0.11 % | — % |
| Minus: | | | | | | | | |
| Net income (loss) attributable to noncontrolling interest | (460) | (130) | 514 | (334) | (0.02)% | (0.01)% | 0.01 % | — % |
| Adjusted EBITDA | $ 463,557 | $ 237,376 | $ 1,147,020 | $ 824,257 | 16.59 % | 9.52 % | 14.28 % | 10.98 % |
| Net Revenue: | $ 2,793,885 | $ 2,495,281 | $ 8,025,511 | $ 7,507,681 | $ 2,793,885 | $ 2,495,281 | $ 8,025,511 | $ 7,507,681 |

Source: PPC

Pilgrim's All about great taste. 29

Source: PPC. A reconciliation of net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share to adjusted net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share is as follows: Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Earnings (Unaudited) Thirteen Weeks Ended Thirty-Nine Weeks Ended September 24, 2017 September 25, 2016 September 24, 2017 September 25, 2016 (In thousands, except per share data) Net income attributable to Pilgrim's Pride Corporation $ 232,680 $ 98,657 $ 560,242 $ 369,914 Loss on early extinguishment of debt — — — — Acquisition and restructuring charges, net of taxes 12,988 — 15,980 — Foreign currency transaction gains (888) 4,569 (2,500) (1,769) Income before loss on early extinguishment of debt and foreign currency transaction gains 244,780 103,226 573,722 368,145 Weighted average diluted shares of common stock outstanding 248,988 254,920 248,962 255,037 Income before loss on early extinguishment of debt and foreign currency transaction gains per common diluted share $ 0.98 $ 0.41 $ 2.30 $ 1.44 Reconciliation of Adjusted Earnings 30

Source: PPC. A reconciliation of GAAP earnings per share (EPS) to adjusted earnings per share (EPS) is as follows: Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Thirteen Weeks Ended Thirty-Nine Weeks Ended September 24, 2017 September 25, 2016 September 24, 2017 September 25, 2016 (In thousands, except per share data) GAAP EPS $ 0.93 $ 0.39 $ 2.25 $ 1.45 Loss on early extinguishment of debt — — — — Acquisition and restructuring charges, net of taxes 0.05 — 0.06 — Foreign currency transaction gains — 0.02 (0.01) (0.01) Adjusted EPS $ 0.98 $ 0.41 $ 2.30 $ 1.44 Weighted average diluted shares of common stock outstanding 248,988 254,920 248,962 255,037 Adjusted EPS Bridge 31

Source: PPC. Source: PPC PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data Thirteen Weeks Ended Thirty-Nine Weeks Ended September 24, 2017 September 25, 2016 September 24, 2017 September 25, 2016 (Unaudited) (In thousands) Sources of net sales by country of origin: US: $ 1,938,542 $ 1,724,625 $ 5,557,089 $ 5,072,351 Mexico: 341,018 307,096 994,568 950,622 Europe: 514,325 463,560 1,473,854 1,484,708 Total net sales: $ 2,793,885 $ 2,495,281 $ 8,025,511 $ 7,507,681 Sources of cost of sales by country of origin: US: $ 1,561,333 $ 1,545,289 $ 4,656,825 $ 4,470,648 Mexico: 286,617 276,366 822,822 818,749 Europe: 467,374 420,590 1,336,123 1,343,242 Elimination: (23) (24) (69) (71) Total cost of sales: $ 2,315,301 $ 2,242,221 $ 6,815,701 $ 6,632,568 Sources of gross profit by country of origin: US: $ 377,209 $ 179,336 $ 900,262 $ 601,703 Mexico: 54,401 30,730 171,745 131,874 Europe: 46,951 42,970 137,734 141,466 Elimination: 23 24 69 70 Total gross profit: $ 478,584 $ 253,060 $ 1,209,810 $ 875,113 Sources of operating income by country of origin: US: $ 307,962 $ 141,195 $ 719,121 $ 480,280 Mexico: 45,692 22,603 146,241 108,856 Europe: 18,569 13,027 51,874 55,841 Elimination: 23 23 69 71 Total operating income: $ 372,246 $ 176,848 $ 917,305 $ 645,048 Segment and Geographic Data 32

33